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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
            dated as of August 1, 1999, providing for the issuance of
                Floating Rate Mortgage Pass-Through Certificates,
                                Series 1999-NC4)


                 Salomon Brothers Mortgage Securities VII, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

           Delaware                 333-72647               13-3439681
----------------------------       -----------         ---------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)        Identification Number)

      390 Greenwich Street, Fourth Floor
      New York, New York                                      10013
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391


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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On August 25, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-NC4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer"), Firstar Bank, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $446,140,938 as of August 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 23, 1999 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century Mortgage Corporation, and NC Capital Corporation. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated August 23, 1999 between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:
=========================================================================================================
                                   Initial Certificate
        Class                       Principal Balance                        Pass-Through Rate
        -----                       -----------------                        -----------------
---------------------------------------------------------------------------------------------------------
          A                               $429,000,000.00                        Variable
---------------------------------------------------------------------------------------------------------
         M-1                               $41,250,000.00                        Variable
---------------------------------------------------------------------------------------------------------
         M-2                               $29,700,000.00                        Variable
---------------------------------------------------------------------------------------------------------
         M-3                               $27,225,000.00                        Variable
---------------------------------------------------------------------------------------------------------
         CE                                $22,824,900.00                        Variable
---------------------------------------------------------------------------------------------------------
          P                                       $100.00                        Variable
---------------------------------------------------------------------------------------------------------
         R-I                                      100%                              N/A



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                                                      -3-



---------------------------------------------------------------------------------------------------------
        R-II                                     100 %                              N/A
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        R-III                                     100%                              N/A
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


                  The Certificates, other than the Class CE Certificates, Class P Certificates, the Class R-I Certificates, the Class R-II Certificates and the R-III Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 23, 1999, and the Prospectus Supplement, dated August 23, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, Class R-II Certificates and Class R-III have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  Exhibit No.                    Description
                  -----------                    -----------

                      4.1 Pooling and Servicing Agreement, dated as of August 1, 1999, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank, N.A. as Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 1999-NC4 Certificates.

                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 2, 1999

                                        SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.


                                        By: /s/ Matthew R. Bollo
                                            ----------------------------------
                                        Name:   Matthew R. Bollo
                                        Title:  Assistant Vice President

                                Index to Exhibits
                                -----------------



                                                                  Sequentially
Exhibit No.         Description                                   Numbered Page
-----------         -----------                                   -------------

    4.1             Pooling and Servicing Agreement, dated as          7
                    of August 1, 1999, by and among Salomon
                    Brothers Mortgage Securities VII, Inc. as
                    Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank, N.A. as
                    Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 1999-NC4 Certificates.